UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012 (May 14, 2012)

CVR PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35120	56-2677689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2277 Plaza Drive, Suite 500

Sugar Land, Texas 77479

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On May 14, 2012 CVR Energy, Inc. (“CVR Energy”), informed CVR Partners, LP (the “Partnership”) that it has determined not to proceed with a public offering of the Partnership’s common units at this time. Accordingly, the Partnership has submitted a letter to the Securities and Exchange Commission requesting the withdrawal of the Partnership’s Registration Statement on Form S-1, File No. 333-179930 and all exhibits thereto.

CVR Energy owns the Partnership’s general partner and approximately 70% of its common units representing limited partner interests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2012

CVR PARTNERS, LP

By:	CVR GP, LLC, its general partner

By:	/s/ Edmund S. Gross
Edmund S. Gross
Senior Vice President, General Counsel and Secretary